Exhibit 99.1

OneBeacon Insurance Group, Ltd.

Investor Financial Supplement

September 30, 2016

OneBeacon Insurance Group, Ltd.
Address:
605 Highway 169 North, Plymouth, MN 55441 (U.S. Corporate Headquarters)
Internet address:
www.onebeacon.com
 Common Stock
Common Stock of OneBeacon Insurance Group, Ltd. is traded on the New York Stock Exchange under the symbol “OB”.

Insurance Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody’s
Ratings (1)	A	A-	A	A3
Outlook	Stable	Stable	Stable	Stable

(1)
Insurance entities include Atlantic Specialty Insurance Company, Homeland Insurance Company of New York, Homeland Insurance Company of Delaware, OBI National Insurance Company, and OBI America Insurance Company.

Transfer Agent	Company Contact
Wells Fargo Shareowner Services	Paul McDonough
1110 Centre Point Curve	Chief Financial Officer
Suite 101	877-248-8765
Mendota Heights, MN 55120-4100
1-800-468-9716
This report is for informational purposes only and should be read in conjunction with documents filed by OneBeacon Insurance Group, Ltd. (the Company) with the U.S. Securities and Exchange Commission, including the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

OneBeacon Insurance Group, Ltd.
Investor Financial Supplement
Table of Contents

Basis of Presentation	i - ii
Safe Harbor Statement	iii

Consolidated Results
Consolidated Financial Results	1
Consolidated Statements of Operations and Comprehensive Income (Loss)	2
Comprehensive Income (Loss), Net Income (Loss) and Operating Income	3
Computation of Return on Equity Measures	4
Consolidated Balance Sheets and Book Value Per Share	5
Consolidated Pre-Tax Results from Operations	6
Consolidating Pre-Tax Results from Operations by Segment
For the Three and Nine Months Ended September 30, 2016 and 2015	7 - 8
Consolidated Loss and LAE Reserve Summaries
For the Three and Nine Months Ended September 30, 2016 and 2015	9

Insurance Operations
Specialty Products
Pre-Tax Results from Operations	10
Specialty Industries
Pre-Tax Results from Operations	11

Investing, Financing and Corporate
Pre-Tax Results from Operations	12
Investment Results Pre-Tax	13
Investment Returns	14
Composition of Invested Assets	15
Capital Structure and Interest Coverage	16

OneBeacon Insurance Group, Ltd.
Basis of Presentation

Presentation

•	OneBeacon's reportable segments are Specialty Products and Specialty Industries, representing insurance underwriting operations, and Investing, Financing and Corporate.

•
Specialty Products is a collection of niche businesses focused on providing U.S. customers distinct specialty insurance products. Specialty Products includes Healthcare, Management Liability, Financial Services, A.W.G. Dewar, Specialty Property, Environmental, Surety, Programs, Financial Institutions, and Other Professional Lines (which includes Architects and Engineers).

•
Specialty Industries is a collection of niche businesses providing distinct solutions to targeted industry sectors. Specialty Industries includes Entertainment, Inland Marine, Ocean Marine, Technology, Accident, and Government Risks.

•
Investing, Financing and Corporate includes the investing and financing activities for OneBeacon on a consolidated basis, and certain other corporate activities conducted through the top holding company, OneBeacon Insurance Group, Ltd., and its intermediate subsidiaries.

•
The key measure of relative underwriting performance for an insurance company is the combined ratio. The combined ratio is calculated by adding the ratio of incurred loss and loss adjustment expenses ("LAE") to earned premiums (the “loss and LAE ratio”) and the ratio of policy acquisition and other underwriting expenses to earned premiums (the “expense ratio”). A combined ratio under 100% indicates that an insurance company is generating an underwriting profit. However, when considering investment income and investment gains or losses, insurance companies operating at a combined ratio of greater than 100% can be profitable.

•
Net written premiums is an operating metric used by the Company to measure business volume. The metric is calculated by totaling all premium amounts, both direct and assumed, that customers are required to pay for policies that are written, or bound, during the relevant accounting period, less amounts ceded to reinsurance companies.

i

OneBeacon Insurance Group, Ltd.
Basis of Presentation (Continued)

Non-GAAP Financial Measures

•
This financial supplement includes non-GAAP financial measures that have been reconciled to their most comparable GAAP financial measures. Management believes these measures to be useful supplements to the comparable GAAP measures in evaluating the Company's financial performance.

•
Operating income is a non-GAAP financial measure that excludes net realized and change in unrealized investment gains, loss from discontinued operations, gain from sale of discontinued operations, and the related tax effects, from net income (loss) attributable to OneBeacon's common shareholders. OneBeacon believes that this non-GAAP financial measure provides a useful alternative picture of the underlying operating activities of the company to the GAAP measure of net income (loss) attributable to OneBeacon's common shareholders, as it removes variability in the timing of realized and unrealized investment gains which may be heavily influenced by investment market conditions and also removes the impact related to discontinued operations. Although key to the company's overall financial performance, OneBeacon believes that net realized and unrealized investment gains are largely independent of the underwriting decision-making process. Management also believes that the impact of operations that have been discontinued are not relevant to evaluating financial performance. The reconciliation of net income (loss) attributable to OneBeacon's common shareholders to operating income is included on page 3.

•
Operating income per share is calculated by dividing operating income (a non-GAAP financial measure described above) by the weighted average number of common shares outstanding. Management believes that operating income per share is a useful alternative picture of the underlying operating activities of the company as it removes variability in the timing of investment gains and losses which may be heavily influenced by investment market conditions. Management also believes that the impact of operations that have been discontinued are not relevant to evaluating financial performance. Net income (loss) attributable to OneBeacon's common shareholders per share is the most directly comparable GAAP measure. As described above, the reconciliation of net income (loss) attributable to OneBeacon's common shareholders to operating income is included on page 3. The calculation of operating income per share is also included on page 3.

•
Adjusted OneBeacon's common shareholders' equity excluding net unrealized gains and losses on investments and foreign currencies, after-tax, and accumulated other comprehensive loss (AOCL), the average of which is used in calculating operating returns, is derived by excluding net unrealized gains and losses on investments and foreign currencies, after tax, and AOCL, after tax, from OneBeacon's common shareholders' equity. For the reasons described above, OneBeacon believes that it is appropriate to remove the variability in net unrealized gains and losses on investments and foreign currencies and other comprehensive loss when analyzing certain performance measures. The reconciliation of OneBeacon's common shareholders' equity, the most closely comparable GAAP measure, to adjusted OneBeacon's common shareholders' equity excluding net unrealized gains and losses on investments and foreign currencies, after tax, and AOCL, after tax, is included on page 4.

•
Pre-tax operating income (loss) before interest expense on debt is a non-GAAP financial measure that represents pre-tax income (loss) from continuing operations less net realized and change in unrealized investment gains as well as interest expense on debt from pre-tax income (loss) from continuing operations. Management believes that pre-tax operating income before interest expense on debt provides a useful alternative picture of the underlying operating activities of the Company to the GAAP measure of pre-tax income (loss) from continuing operations, as it removes variability in the timing of investment gains which may be heavily influenced by investment market conditions. Although key to the Company's overall financial performance, management believes that realized and unrealized investment gains are largely independent of the underwriting decision-making process. The reconciliation of pre-tax income (loss) from continuing operations to pre-tax operating income before interest expense on debt is included on page 16.

•
Interest coverage is calculated by dividing pre-tax operating income before interest expense on debt (a non-GAAP financial measure described above) by interest expense on debt. Management believes that interest coverage is a useful supplement to understanding the Company's capital position. The reconciliation of the numerator to the most closely comparable GAAP measure is described above. The calculation of interest coverage is included on page 16.

ii

OneBeacon Insurance Group, Ltd.
Safe Harbor Statement

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
This news release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this press release that address activities, events or developments which we expect will or may occur in the future are forward-looking statements. The words "will," "believe," "intend," "expect," "anticipate," "project," "estimate," "predict" and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to OneBeacon’s:

•change in book value per share or return on equity;
•business strategy;
•financial and operating targets or plans;
•incurred loss and loss adjustment expenses and the adequacy of our loss and loss adjustment expense reserves and related reinsurance;
•projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;
•expansion and growth of our business and operations;
•future capital expenditures; and
•pending legal proceedings.

These statements are based on certain assumptions and analyses made by us in light of OneBeacon’s experience and judgments about historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations is subject to a number of risks, uncertainties or other factors which are described in more detail, that could cause actual results to differ materially from expectations, including:

•	changes in interest rates, debt or equity markets or other market volatility that negatively impact our investment portfolio;

•	competitive forces and the cyclicality of the property and casualty insurance industry;

•	recorded loss and loss adjustment expense reserves subsequently proving to have been inadequate;

•	claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods or terrorist attacks;

•	the continued availability of capital and financing;

•	the continued availability and cost of reinsurance coverage and our ability to collect reinsurance recoverables;

•	the outcome of litigation and other legal or regulatory proceedings;

•	our ability to continue meeting our debt and related service obligations or to pay dividends;

•	the ability of our technology resources to prevent a data breach and the ability of our internal controls to ensure compliance with legal and regulatory policies;

•	our ability to successfully develop new specialty businesses;

•	actions taken by rating agencies from time to time with respect to us, such as financial strength or credit rating downgrades or placing our ratings on negative watch;

•	changes in laws or regulations, or their interpretations, which are applicable to us, our competitors, our agents or our customers;

•	participation in guaranty funds and mandatory market mechanisms;

•	changes to current shareholder dividend practice and regulatory restrictions on dividends;

•	credit risk exposure in certain of our business operations;

•	our ability to retain key personnel;

•	our status as a subsidiary of White Mountains, including potential conflicts of interest;

•	changes in tax laws or tax treaties; and

•
other factors, most of which are beyond our control, including the risks that are described from time to time in OneBeacon's filing with the Securities and Exchange Commission, including but not limited to OneBeacon's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed February 26, 2016.

 Consequently, all of the forward-looking statements made in this news release are qualified by these cautionary statements, and there can be no assurance that the anticipated results or developments will be realized or, even if substantially realized, that they will have the expected consequences. OneBeacon assumes no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.

iii

OneBeacon Insurance Group, Ltd.
Consolidated Financial Results
(in millions, except per share amounts)

	Three Months Ended
	Sep 30,	Dec 31,	Mar 31,	June 30,	Sep 30,
	2015	2015	2016	2016	2016
Highlights
Comprehensive income (loss)	$(13.2)	$22.1	$46.4	$24.7	$28.6
Net income (loss)	(13.4)	22.7	46.4	24.5	28.3
Operating income	6.1	26.3	35.6	8.5	18.2

						As of Sep 30, 2016	As of Dec 31, 2015	% Change
Per Share Amounts
Book value per share [1]						$10.93	$10.53	3.8%
Change in book value per share, including dividends, in the quarter [2]								2.9%
Change in book value per share, including dividends, in the last twelve months on an IRR basis [3]								12.5%
Common shares outstanding [4]						94.3	95.1
Operating income per share (basic & diluted) (see p.3)	$0.06	$0.28	$0.38	$0.09	$0.19
Weighted average number of common shares outstanding (basic & diluted)	94.9	94.9	94.1	93.9	94.0

Financial Ratios
Underwriting ratios:
Loss and LAE ratio	59.5%	59.8%	57.0%	66.2%	58.6%
Expense ratio	39.3%	36.5%	38.2%	36.7%	37.6%
Combined ratio	98.8%	96.3%	95.2%	102.9%	96.2%

						As of Sep 30, 2016	As of Dec 31, 2015	Change
Balance Sheet
Total investment securities						$2,584.9	$2,591.4	(0.3)%
Total OneBeacon's common shareholders' equity						$1,031.7	$1,000.9	3.1%
Ratio of debt to total capital						20.9%	21.4%	(0.5) pts

[1]	Represents OneBeacon's common shareholders' equity divided by common shares outstanding.
[2]	Includes a quarterly dividend paid of $0.21 per share.
[3]	Internal rate of return (IRR) calculated based on beginning book value per share, dividends paid and ending book value per share. Includes dividends of $0.21 per share.
[4]	Reflects share repurchases during 2016 totaling 850,349 under the Board authorized repurchase plan.

OneBeacon Insurance Group, Ltd.
Consolidated Statements of Operations and Comprehensive Income (Loss)
($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2015	2015	2016	2016	2016	2015	2016
Earned premiums	$281.4	$288.9	$278.6	$271.4	$277.9	$887.3	$827.9
Net investment income	12.4	12.9	14.4	12.1	11.8	33.0	38.3
Net realized and change in unrealized investment gains	(29.9)	(5.4)	16.6	24.7	15.5	(29.7)	56.8
Net other revenues (expenses) [1]	3.9	(0.2)	0.9	0.8	1.8	(0.4)	3.5
Total revenues	267.8	296.2	310.5	309.0	307.0	890.2	926.5
Loss and loss adjustment expenses	167.5	172.8	158.8	179.7	162.8	527.9	501.3
Policy acquisition expenses	53.8	52.6	51.0	48.7	55.1	161.2	154.8
Other underwriting expenses	56.4	53.0	55.3	50.9	49.4	165.2	155.6
General and administrative expenses	3.7	3.4	3.9	3.5	3.5	12.0	10.9
Interest expense	3.2	3.3	3.3	3.2	3.3	9.7	9.8
Total expenses	284.6	285.1	272.3	286.0	274.1	876.0	832.4
Pre-tax income (loss)	(16.8)	11.1	38.2	23.0	32.9	14.2	94.1
Income tax (expense) benefit	3.5	11.9	8.7	2.0	(4.6)	1.0	6.1
Net income (loss) including noncontrolling interests	(13.3)	23.0	46.9	25.0	28.3	15.2	100.2
Loss from discontinued operations, net of tax [2]	(0.1)	(0.1)	—	—	—	(0.4)	—
Gain from sale of discontinued operations, net of tax	—	—	—	—	—	0.3	—
Net income (loss) including noncontrolling interests	(13.4)	22.9	46.9	25.0	28.3	15.1	100.2
Less: Net income attributable to noncontrolling interests	—	(0.2)	(0.5)	(0.5)	—	(1.0)	(1.0)
Net income (loss) attributable to OneBeacon’s common shareholders	(13.4)	22.7	46.4	24.5	28.3	14.1	99.2
Other comprehensive income (loss), net of tax	0.2	(0.6)	—	0.2	0.3	0.6	0.5
Comprehensive income (loss) attributable to OneBeacon’s common shareholders	$(13.2)	$22.1	$46.4	$24.7	$28.6	$14.7	$99.7

[1]
The nine months ended September 30, 2015 include a $3.7 million negative adjustment to the gain on sale of Essentia Insurance Company ("Essentia") in connection with an assessment from the Michigan Catastrophic Claims Association ("MCCA") paid to Markel Corporation pursuant to the indemnification provisions in the stock purchase agreement governing the sale of Essentia. The three and nine months ended September 30, 2016 include a $0.5 million positive adjustment on the gain on sale of Essentia resulting from recoveries upon the resolution of a matter relating to the MCCA. The three and nine months ended September 30, 2015 include a $3.0 million early termination fee for the termination of our five year agreement with Climate Crop Insurance Agency.

[2]
On December 23, 2014, the Company completed the sale of its runoff business, which included the results of the remaining non-specialty commercial lines business and certain other run-off business, including asbestos and environmental reserves, (the "Runoff Business", the sale of which is referred to as the "Runoff Transaction"). The Runoff Business has been included within discontinued operations for all periods presented.

OneBeacon Insurance Group, Ltd.
Comprehensive Income (Loss), Net Income (Loss) and Operating Income
(in millions, except per share amounts)

	Three Months Ended					Nine Months Ended		Twelve Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,	Sep 30,
	2015	2015	2016	2016	2016	2015	2016	2016
Comprehensive income (loss) attributable to OneBeacon’s common shareholders	$(13.2)	$22.1	$46.4	$24.7	$28.6	$14.7	$99.7	$121.8

Net income (loss) attributable to OneBeacon’s common shareholders	$(13.4)	$22.7	$46.4	$24.5	$28.3	$14.1	$99.2	$121.9

Weighted average number of common shares outstanding	94.9	94.9	94.1	93.9	94.0	94.8	94.0	94.2

Net income (loss) attributable to OneBeacon’s common shareholders per share	$(0.14)	$0.24	$0.49	$0.26	$0.30	$0.15	$1.05	$1.29

Net income (loss) attributable to OneBeacon’s common shareholders	$(13.4)	$22.7	$46.4	$24.5	$28.3	$14.1	$99.2	$121.9
Less:
Net realized and change in unrealized investment gains	29.9	5.4	(16.6)	(24.7)	(15.5)	29.7	(56.8)	(51.4)
Tax effect on net realized and change in unrealized investment gains	(10.5)	(1.9)	5.8	8.7	5.4	(10.4)	19.9	18.0
Loss from discontinued operations, net of tax	0.1	0.1	—	—	—	0.4	—	0.1
Loss (gain) from sale of discontinued operations, net of tax	—	—	—	—	—	(0.3)	—	—
Operating income [1]	$6.1	$26.3	$35.6	$8.5	$18.2	$33.5	$62.3	$88.6

Weighted average number of common shares outstanding	94.9	94.9	94.1	93.9	94.0	94.8	94.0	94.2

Operating income per share [1]	$0.06	$0.28	$0.38	$0.09	$0.19	$0.35	$0.66	$0.94

[1]	Represents a non-GAAP financial measure.

OneBeacon Insurance Group, Ltd.
Computation of Return on Equity Measures
($ in millions)

				Twelve Months Ended Sep 30, 2016
Numerator:
[A]	Comprehensive income attributable to OneBeacon’s common shareholders			$121.8

[B]	Operating income [1]			$88.6
		As of	As of
		Sep 30, 2016	Sep 30, 2015	Average
Denominator:
[C]	OneBeacon’s common shareholders’ equity	$1,031.7	$1,000.4	$1,016.1
	Less:
	Net unrealized gains and losses on investments and foreign currencies	(67.5)	(25.5)
	Tax effect on net unrealized gains and losses on investments and foreign currencies	23.6	8.9
	Accumulated other comprehensive loss (AOCL)	4.7	4.6
[D]	Adjusted OneBeacon’s common shareholders’ equity excluding cumulative net unrealized gains and losses on investments and foreign currencies and AOCL[1]	$992.5	$988.4	$990.5
Returns:
	Comprehensive return on average OneBeacon's common shareholders' equity [ A / C ]			12.0%

	Operating return on average adjusted OneBeacon's common shareholders' equity excluding net unrealized gains and losses on investments and foreign currencies and AOCL [ B / D ]			8.9%

[1]	Represents a non-GAAP financial measure.

OneBeacon Insurance Group, Ltd.
Consolidated Balance Sheets and Book Value Per Share
As of September 30, 2016 and December 31, 2015
($ in millions, except per share amounts)

	As of
Assets	Sep 30, 2016	Dec 31, 2015
Investment securities
Fixed maturity investments	$2,170.9	$2,080.5
Short-term investments	75.5	69.2
Common equity securities	188.9	298.7
Other investments	149.6	143.0
Total investment securities	2,584.9	2,591.4
Cash	133.5	95.2
Reinsurance recoverables	185.8	193.5
Premiums receivable	263.0	219.0
Deferred acquisition costs	99.9	100.7
Ceded unearned premiums	35.1	29.5
Net deferred tax asset	119.5	140.2
Investment income accrued	9.7	10.1
Accounts receivable on unsettled investment sales	43.7	30.5
Other assets	173.5	192.5
Total assets	$3,648.6	$3,602.6
Liabilities
Unpaid loss and loss adjustment expense reserves	$1,362.0	$1,389.8
Unearned premiums	603.2	560.3
Funds held under insurance contracts	156.2	137.7
Ceded reinsurance payable	28.2	29.8
Debt	273.1	272.9
Accounts payable on unsettled investment purchases	19.8	—
Other liabilities	170.7	207.6
Total liabilities	2,613.2	2,598.1
OneBeacon’s common shareholders’ equity and noncontrolling interests
OneBeacon’s common shareholders’ equity:
Common shares and paid-in surplus	1,012.5	1,022.0
Retained earnings (deficit)	23.9	(15.9)
Accumulated other comprehensive loss	(4.7)	(5.2)
Total OneBeacon’s common shareholders’ equity	1,031.7	1,000.9
Total noncontrolling interests	3.7	3.6
Total OneBeacon’s common shareholders’ equity and noncontrolling interests	1,035.4	1,004.5
Total liabilities, OneBeacon’s common shareholders’ equity and noncontrolling interests	$3,648.6	$3,602.6

Total OneBeacon’s common shareholders’ equity	$1,031.7	$1,000.9
Common shares outstanding	94.3	95.1
Book value per share	$10.93	$10.53

OneBeacon Insurance Group, Ltd.
Consolidated Pre-Tax Results from Operations [1]
($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2015	2015	2016	2016	2016	2015	2016
Net written premiums	$292.9	$235.4	$280.1	$261.0	$324.1	$901.2	$865.2
Earned premiums	281.4	288.9	278.6	271.4	277.9	887.3	827.9

Loss and loss adjustment expenses	(167.5)	(172.8)	(158.8)	(179.7)	(162.8)	(527.9)	(501.3)
Policy acquisition expenses	(53.8)	(52.6)	(51.0)	(48.7)	(55.1)	(161.2)	(154.8)
Other underwriting expenses	(56.4)	(53.0)	(55.3)	(50.9)	(49.4)	(165.2)	(155.6)
Underwriting income (loss)	3.7	10.5	13.5	(7.9)	10.6	33.0	16.2

Net investment income	12.4	12.9	14.4	12.1	11.8	33.0	38.3
Net realized and change in unrealized investment gains	(29.9)	(5.4)	16.6	24.7	15.5	(29.7)	56.8
Net other revenues (expenses)	3.9	(0.2)	0.9	0.8	1.8	(0.4)	3.5
General and administrative expenses	(3.7)	(3.4)	(3.9)	(3.5)	(3.5)	(12.0)	(10.9)
Interest expense	(3.2)	(3.3)	(3.3)	(3.2)	(3.3)	(9.7)	(9.8)
Pre-tax income (loss) from continuing operations	$(16.8)	$11.1	$38.2	$23.0	$32.9	$14.2	$94.1

Underwriting ratios
Loss and LAE ratio
Current year:
Non-cat loss and LAE	58.4%	59.0%	56.1%	58.6%	57.5%	58.1%	57.3%
Catastrophe loss and LAE	1.1%	0.8%	0.9%	1.9%	1.1%	1.6%	1.3%
Total loss and LAE	59.5%	59.8%	57.0%	60.5%	58.6%	59.7%	58.6%
Prior year:
Total loss and LAE (fav) unfav	—%	—%	—%	5.7%	—%	(0.2)%	1.9%
Total loss and LAE ratio	59.5%	59.8%	57.0%	66.2%	58.6%	59.5%	60.5%

Policy acquisition expenses	19.1%	18.2%	18.3%	18.0%	19.8%	18.2%	18.7%
Other underwriting expenses	20.2%	18.3%	19.9%	18.7%	17.8%	18.6%	18.8%
Total expense ratio	39.3%	36.5%	38.2%	36.7%	37.6%	36.8%	37.5%

Total combined ratio	98.8%	96.3%	95.2%	102.9%	96.2%	96.3%	98.0%

[1]	Results for the Runoff Business are reported as discontinued operations for all periods presented.

OneBeacon Insurance Group, Ltd.
Pre-Tax Results from Operations by Segment
For the Three Months Ended September 30, 2016 and 2015
($ in millions)

	Specialty Products		Specialty Industries		Investing, Financing and Corporate		Consolidated
	2016	2015	2016	2015	2016	2015	2016	2015
Gross written premiums	$194.4	$189.6	$157.2	$169.2	$—	$—	$351.6	$358.8
Net written premiums	177.1	133.7	147.0	159.2	—	—	324.1	292.9

Earned premiums	$133.1	$122.9	$144.8	$158.5	$—	$—	$277.9	$281.4
Loss and loss adjustment expenses	(83.9)	(64.9)	(78.9)	(102.6)	—	—	(162.8)	(167.5)
Policy acquisition expenses	(27.4)	(25.5)	(27.7)	(28.3)	—	—	(55.1)	(53.8)
Other underwriting expenses	(20.3)	(24.9)	(29.1)	(31.5)	—	—	(49.4)	(56.4)
Underwriting income (loss)	1.5	7.6	9.1	(3.9)	—	—	10.6	3.7

Net investment income	—	—	—	—	11.8	12.4	11.8	12.4
Net realized and change in unrealized investment gains	—	—	—	—	15.5	(29.9)	15.5	(29.9)
Net other revenues	—	—	0.8	0.9	1.0	3.0	1.8	3.9
General and administrative expenses	—	—	(0.9)	(1.0)	(2.6)	(2.7)	(3.5)	(3.7)
Interest expense	—	—	—	—	(3.3)	(3.2)	(3.3)	(3.2)
Pre-tax income (loss) from continuing operations	$1.5	$7.6	$9.0	$(4.0)	$22.4	$(20.4)	$32.9	$(16.8)

Underwriting Ratios
Loss and LAE ratio	63.0%	52.8%	54.5%	64.7%			58.6%	59.5%
Expense ratio	35.8%	41.1%	39.3%	37.9%			37.6%	39.3%
Total combined ratio	98.8%	93.9%	93.8%	102.6%			96.2%	98.8%

OneBeacon Insurance Group, Ltd.
Pre-Tax Results from Operations by Segment
For the Nine Months Ended September 30, 2016 and 2015
($ in millions)

	Specialty Products		Specialty Industries		Investing, Financing and Corporate		Consolidated
	2016	2015	2016	2015	2016	2015	2016	2015
Gross written premiums	$477.0	$547.9	$471.1	$505.1	$—	$—	$948.1	$1,053.0
Net written premiums	423.7	427.0	441.5	474.2	—	—	865.2	901.2

Earned premiums	$393.0	$425.5	$434.9	$461.8	$—	$—	$827.9	$887.3
Loss and loss adjustment expenses	(274.4)	(238.6)	(226.9)	(289.3)	—	—	(501.3)	(527.9)
Policy acquisition expenses	(73.9)	(76.3)	(80.9)	(84.9)	—	—	(154.8)	(161.2)
Other underwriting expenses	(66.4)	(73.9)	(89.2)	(91.3)	—	—	(155.6)	(165.2)
Underwriting income (loss)	(21.7)	36.7	37.9	(3.7)	—	—	16.2	33.0

Net investment income	—	—	—	—	38.3	33.0	38.3	33.0
Net realized and change in unrealized investment gains	—	—	—	—	56.8	(29.7)	56.8	(29.7)
Net other revenues (expenses)	(0.1)	—	1.3	1.2	2.3	(1.6)	3.5	(0.4)
General and administrative expenses	—	—	(1.9)	(2.0)	(9.0)	(10.0)	(10.9)	(12.0)
Interest expense	—	—	—	—	(9.8)	(9.7)	(9.8)	(9.7)
Pre-tax income (loss) from continuing operations	$(21.8)	$36.7	$37.3	$(4.5)	$78.6	$(18.0)	$94.1	$14.2

Underwriting Ratios
Loss and LAE ratio	69.8%	56.1%	52.2%	62.6%			60.5%	59.5%
Expense ratio	35.7%	35.3%	39.1%	38.2%			37.5%	36.8%
Total combined ratio	105.5%	91.4%	91.3%	100.8%			98.0%	96.3%

OneBeacon Insurance Group, Ltd.
Consolidated Loss and LAE Reserve Summaries
For the Three and Nine Months Ended September 30, 2016 and 2015
($ in millions)

	Three months ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Gross beginning loss and LAE reserves	$1,376.6	$1,350.8	$1,389.8	$1,342.2
Less beginning reinsurance recoverable on unpaid losses	(162.8)	(147.1)	(186.0)	(161.6)
Net beginning loss and LAE reserves	1,213.8	1,203.7	1,203.8	1,180.6

Loss and LAE incurred relating to:
Current year losses	162.8	167.5	485.9	529.7
Prior year losses	—	—	15.4	(1.8)
Total incurred loss and LAE	162.8	167.5	501.3	527.9

Loss and LAE paid relating to:
Current year losses	(53.7)	(50.6)	(112.8)	(115.4)
Prior year losses	(130.3)	(107.4)	(399.7)	(379.9)
Total loss and LAE payments	(184.0)	(158.0)	(512.5)	(495.3)

Net ending loss and LAE reserves	1,192.6	1,213.2	1,192.6	1,213.2
Plus ending reinsurance recoverable on unpaid losses	169.4	214.2	169.4	214.2
Gross ending loss and LAE reserves	$1,362.0	$1,427.4	$1,362.0	$1,427.4

Earned premiums	$277.9	$281.4	$827.9	$887.3
Ratios:
Calendar year loss and LAE paid	66.2%	56.1%	61.9%	55.8%
Calendar year loss and LAE incurred	58.6%	59.5%	60.5%	59.5%
Unfavorable (favorable) prior accident year development	—%	—%	1.9%	(0.2)%
Current accident year loss and LAE paid to incurred	33.0%	30.2%	23.2%	21.8%

OneBeacon Insurance Group, Ltd.
Specialty Products - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2015	2015	2016	2016	2016	2015	2016
Net written premiums	$133.7	$106.0	$144.7	$101.9	$177.1	$427.0	$423.7
Earned premiums	122.9	134.8	133.4	126.5	133.1	425.5	393.0

Loss and loss adjustment expenses	(64.9)	(72.1)	(91.8)	(98.7)	(83.9)	(238.6)	(274.4)
Policy acquisition expenses	(25.5)	(23.8)	(24.0)	(22.5)	(27.4)	(76.3)	(73.9)
Other underwriting expenses	(24.9)	(24.0)	(23.4)	(22.7)	(20.3)	(73.9)	(66.4)
Underwriting income (loss)	7.6	14.9	(5.8)	(17.4)	1.5	36.7	(21.7)

Net other revenues (expenses)	—	(0.2)	(0.1)	—	—	—	(0.1)
Pre-tax income (loss) from continuing operations	$7.6	$14.7	$(5.9)	$(17.4)	$1.5	$36.7	$(21.8)

Underwriting ratios
Loss and LAE ratio
Current year:
Non-cat loss and LAE	56.9%	61.9%	58.1%	63.3%	61.0%	58.5%	60.8%
Catastrophe loss and LAE	0.5%	—%	0.4%	1.3%	0.1%	0.4%	0.6%
Total loss and LAE	57.4%	61.9%	58.5%	64.6%	61.1%	58.9%	61.4%
Prior year:
Total loss and LAE (fav) unfav	(4.6)%	(8.4)%	10.3%	13.4%	1.9%	(2.8)%	8.4%
Total loss and LAE ratio	52.8%	53.5%	68.8%	78.0%	63.0%	56.1%	69.8%

Policy acquisition expenses	20.7%	17.7%	17.9%	17.9%	20.6%	17.9%	18.8%
Other underwriting expenses	20.4%	17.7%	17.7%	17.8%	15.2%	17.4%	16.9%
Total expense ratio	41.1%	35.4%	35.6%	35.7%	35.8%	35.3%	35.7%

Total combined ratio	93.9%	88.9%	104.4%	113.7%	98.8%	91.4%	105.5%

OneBeacon Insurance Group, Ltd.
Specialty Industries - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2015	2015	2016	2016	2016	2015	2016
Net written premiums	$159.2	$129.4	$135.4	$159.1	$147.0	$474.2	$441.5
Earned premiums	158.5	154.1	145.2	144.9	144.8	461.8	434.9

Loss and loss adjustment expenses	(102.6)	(100.7)	(67.0)	(81.0)	(78.9)	(289.3)	(226.9)
Policy acquisition expenses	(28.3)	(28.8)	(27.0)	(26.2)	(27.7)	(84.9)	(80.9)
Other underwriting expenses	(31.5)	(29.0)	(31.9)	(28.2)	(29.1)	(91.3)	(89.2)
Underwriting income (loss)	(3.9)	(4.4)	19.3	9.5	9.1	(3.7)	37.9

Net other revenues	0.9	0.2	0.3	0.2	0.8	1.2	1.3
General and administrative expenses	(1.0)	(0.7)	(0.5)	(0.5)	(0.9)	(2.0)	(1.9)
Pre-tax income (loss) from continuing operations	$(4.0)	$(4.9)	$19.1	$9.2	$9.0	$(4.5)	$37.3

Underwriting ratios
Loss and LAE ratio
Current year:
Non-cat loss and LAE	59.7%	56.5%	54.2%	54.5%	54.3%	57.6%	54.4%
Catastrophe loss and LAE	1.5%	1.5%	1.4%	2.5%	1.9%	2.7%	1.9%
Total loss and LAE	61.2%	58.0%	55.6%	57.0%	56.2%	60.3%	56.3%
Prior year:
Total loss and LAE unfav	3.5%	7.4%	(9.5)%	(1.1)%	(1.7)%	2.3%	(4.1)%
Total loss and LAE ratio	64.7%	65.4%	46.1%	55.9%	54.5%	62.6%	52.2%

Policy acquisition expenses	17.9%	18.6%	18.6%	18.0%	19.1%	18.4%	18.6%
Other underwriting expenses	20.0%	18.9%	21.9%	19.5%	20.2%	19.8%	20.5%
Total expense ratio	37.9%	37.5%	40.5%	37.5%	39.3%	38.2%	39.1%

Total combined ratio	102.6%	102.9%	86.6%	93.4%	93.8%	100.8%	91.3%

OneBeacon Insurance Group, Ltd.
Investing, Financing and Corporate Operations - Pre-Tax Results from Operations
($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2015	2015	2016	2016	2016	2015	2016
Net investment income	$12.4	$12.9	$14.4	$12.1	$11.8	$33.0	$38.3
Net realized and change in unrealized investment gains	(29.9)	(5.4)	16.6	24.7	15.5	(29.7)	56.8
Net other revenues (expenses)	3.0	(0.2)	0.7	0.6	1.0	(1.6)	2.3
General and administrative expenses	(2.7)	(2.7)	(3.4)	(3.0)	(2.6)	(10.0)	(9.0)
Interest expense	(3.2)	(3.3)	(3.3)	(3.2)	(3.3)	(9.7)	(9.8)
Pre-tax income (loss) from continuing operations	$(20.4)	$1.3	$25.0	$31.2	$22.4	$(18.0)	$78.6

OneBeacon Insurance Group, Ltd.
Investment Results Pre-Tax
($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2015	2015	2016	2016	2016	2015	2016
Net investment income
Fixed maturity investments	$11.2	$12.1	$12.1	$12.2	$12.0	$31.7	$36.3
Short-term investments	—	—	—	0.1	0.1	—	0.2
Common equity securities	1.3	1.7	1.0	0.5	0.9	4.4	2.4
Other investments	0.7	0.3	2.5	0.5	0.1	0.7	3.1
Total investment income	13.2	14.1	15.6	13.3	13.1	36.8	42.0
Less investment expenses	0.8	1.2	1.2	1.2	1.3	3.8	3.7
Net investment income	$12.4	$12.9	$14.4	$12.1	$11.8	$33.0	$38.3

Net realized investment gains (losses)
Fixed maturity investments	$0.4	$(0.3)	$(1.4)	$0.4	$2.5	$2.3	$1.5
Short-term investments	—	—	—	—	—	—	—
Common equity securities	(3.7)	3.1	(4.7)	3.7	6.3	30.7	5.3
Other investments	(1.0)	4.0	0.2	(3.0)	(1.4)	7.4	(4.2)
Net realized investment gains (losses)	$(4.3)	$6.8	$(5.9)	$1.1	$7.4	$40.4	$2.6

Change in net unrealized investment gains (losses)
Fixed maturity investments	$0.7	$(13.9)	$15.0	$12.0	$(2.3)	$(1.8)	$24.7
Short-term investments	—	—	—	—	—	—	—
Common equity securities	(19.3)	17.0	9.7	(5.4)	3.8	(50.2)	8.1
Other investments	(7.0)	(15.3)	(2.2)	17.0	6.6	(18.3)	21.4
Change in net unrealized investment gains (losses)	$(25.6)	$(12.2)	$22.5	$23.6	$8.1	$(70.3)	$54.2

Change in net unrealized foreign currency translation
Fixed maturity investments	$—	$—	$—	$—	$—	$—	$—
Short-term investments	—	—	—	—	—	—	—
Common equity securities	—	—	—	—	—	0.2	—
Other investments	—	—	—	—	—	—	—
Change in net unrealized foreign currency translation	$—	$—	$—	$—	$—	$0.2	$—

Total investment return
Fixed maturity investments	$12.3	$(2.1)	$25.7	$24.6	$12.2	$32.2	$62.5
Short-term investments	—	—	—	0.1	0.1	—	0.2
Common equity securities	(21.7)	21.8	6.0	(1.2)	11.0	(14.9)	15.8
Other investments	(7.3)	(11.0)	0.5	14.5	5.3	(10.2)	20.3
Total investment return (before expenses)	$(16.7)	$8.7	$32.2	$38.0	$28.6	$7.1	$98.8

OneBeacon Insurance Group, Ltd.
Investment Returns
($ in millions)

	Three Months Ended					Nine Months Ended
	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Sep 30,	Sep 30,
	2015	2015	2016	2016	2016	2015	2016
Average fair value of investments
Fixed maturity investments	$1,997.5	$2,067.1	$2,054.6	$2,074.2	$2,145.4	$1,915.4	$2,100.0
Short-term investments	129.1	84.7	94.4	117.1	95.0	163.6	94.7
Common equity securities	294.4	291.6	287.3	256.5	213.0	305.2	250.1
Other investments	169.6	153.7	140.4	142.5	148.4	187.3	144.4
Total average fair value	$2,590.6	$2,597.1	$2,576.7	$2,590.3	$2,601.8	$2,571.5	$2,589.2

Investment returns
Fixed maturity investments	0.6%	(0.1)%	1.3%	1.2%	0.6%	1.7%	3.0%
Short-term investments	—%	—%	—%	0.1%	0.1%	—%	0.2%
Total fixed income	0.6%	(0.1)%	1.2%	1.1%	0.5%	1.5%	2.9%
Common equity securities	(7.4)%	7.5%	2.1%	(0.5)%	5.2%	(4.9)%	6.3%
Other investments	(4.3)%	(7.2)%	0.4%	10.2%	3.6%	(5.8)%	14.1%
Total common equity securities and other investments	(6.3)%	2.4%	1.5%	3.3%	4.5%	(5.1)%	9.2%
Total return	(0.6)%	0.3%	1.2%	1.5%	1.1%	0.3%	3.8%

Average amortized cost of investments
Fixed maturity investments	$1,981.7	$2,058.2	$2,044.8	$2,051.0	$2,117.3	$1,896.9	$2,081.1
Short-term investments	129.1	84.7	94.4	117.1	95.0	163.7	94.7
Common equity securities	298.1	296.4	278.8	245.9	203.1	289.8	240.9
Other investments	143.4	138.6	134.1	128.8	122.9	153.1	128.5
Total average amortized cost	$2,552.3	$2,577.9	$2,552.1	$2,542.8	$2,538.3	$2,503.5	$2,545.2

Investment yield
Fixed maturity investments	0.6%	0.6%	0.6%	0.6%	0.6%	1.7%	1.7%
Short-term investments	—%	—%	—%	0.1%	0.1%	—%	0.2%
Common equity securities	0.4%	0.6%	0.4%	0.2%	0.4%	1.5%	1.0%
Other investments	0.5%	0.2%	1.9%	0.4%	0.1%	0.5%	2.4%
Total investment yield	0.5%	0.5%	0.6%	0.5%	0.5%	1.5%	1.7%

OneBeacon Insurance Group, Ltd.
Composition of Invested Assets
($ in millions)

	Sep 30, 2015		Dec 31, 2015		Mar 31, 2016		Jun 30, 2016		Sep 30, 2016
	Amount	Mix	Amount	Mix	Amount	Mix	Amount	Mix	Amount	Mix
Fixed maturity investments	$2,054.0	78.9%	$2,080.5	80.3%	$2,028.7	79.1%	$2,119.8	80.9%	$2,170.9	84.0%
Short-term investments	100.3	3.9%	69.2	2.7%	119.7	4.7%	114.5	4.4%	75.5	2.9%
Common equity securities	284.4	10.9%	298.7	11.5%	275.9	10.8%	237.1	9.1%	188.9	7.3%
Other investments[1]	164.3	6.3%	143.0	5.5%	137.8	5.4%	147.2	5.6%	149.6	5.8%
Total investments, fair value	$2,603.0	100.0%	$2,591.4	100.0%	$2,562.1	100.0%	$2,618.6	100.0%	$2,584.9	100.0%

U.S. government obligations	43.4	2.1%	85.3	4.1%	53.6	2.6%	53.8	2.5%	54.2	2.5%
Debt securities issued by corporations	774.4	37.7%	810.4	38.9%	743.6	36.7%	714.6	33.7%	738.1	34.0%
Municipal obligations	68.8	3.3%	69.0	3.3%	69.3	3.4%	70.1	3.3%	71.5	3.3%
Mortgage and asset-backed securities	1,083.1	52.7%	1,031.9	49.6%	1,077.8	53.1%	1,195.4	56.4%	1,220.5	56.2%
Foreign government obligations	1.2	0.1%	1.2	0.1%	1.2	0.1%	1.2	0.1%	1.2	0.1%
Preferred stocks	83.1	4.1%	82.7	4.0%	83.2	4.1%	84.7	4.0%	85.4	3.9%
Total fixed maturity investments, fair value	$2,054.0	100.0%	$2,080.5	100.0%	$2,028.7	100.0%	$2,119.8	100.0%	$2,170.9	100.0%

Government bonds	$44.3	2.2%	$86.4	4.2%	$54.5	2.7%	$54.5	2.6%	$55.1	2.6%
AAA/Aaa	434.5	21.3%	395.2	19.0%	464.0	23.1%	550.9	26.3%	609.2	28.4%
AA/Aa	503.7	24.7%	494.2	23.8%	492.7	24.5%	535.8	25.6%	529.7	24.7%
A/A	413.5	20.3%	387.8	18.7%	385.1	19.1%	365.3	17.5%	328.5	15.3%
BBB/Baa	496.7	24.4%	570.4	27.4%	478.8	23.8%	454.8	21.8%	443.4	20.7%
Other/not rated	145.1	7.1%	144.3	6.9%	136.3	6.8%	129.3	6.2%	178.1	8.3%
Total fixed maturity investments, amortized cost[2]	$2,037.8	100.0%	$2,078.3	100.0%	$2,011.4	100.0%	$2,090.6	100.0%	$2,144.0	100.0%

[1]
Other investments as of September 30, 2016, June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015 include $71.5, $62.8, $51.8, $51.5, and $58.0 million, respectively, fair value of surplus notes issued upon closing the Runoff Transaction.

[2]	Credit ratings are assigned based on the following hierarchy: 1) Standard & Poor's and 2) Moody's Investor Service, Inc.

OneBeacon Insurance Group, Ltd.
Capital Structure and Interest Coverage
($ in millions)

Capital Structure:	As of
	Sep 30, 2016	Dec 31, 2015
Total capitalization
Senior notes[1]	$273.1	$272.9
Non-controlling interest	3.7	3.6
OneBeacon’s common shareholders’ equity	1,031.7	1,000.9
Total capitalization	$1,308.5	$1,277.4

Ratio of debt to total capital	20.9%	21.4%

[1]	Unamortized issuance costs of $1.9 million have been retroactively reclassified from other assets to a decrease of the debt liability in accordance with ASU 2015-03.

Interest Coverage:		Twelve Months Ended
		Sep 30, 2016		Dec 31, 2015
	Pre-tax income	$105.2		$25.3
	Less:
	Net realized and change in unrealized investment (gains) losses	(51.4)		35.1
[B]	Interest expense on debt	13.1		13.0
[A]	Pre-tax operating income before interest expense on debt [1]	$66.9		$73.4

	Interest coverage [A/B] [1]	5.1	x	5.6	x

[1]	Represents a non-GAAP financial measure.